Exhibit 99.1

NEWS RELEASE

The Manitowoc Company Reports First-Quarter
Financial Results

Company reiterates previously updated 2015 guidance

MANITOWOC, Wis. - April 29, 2015 - The Manitowoc Company, Inc. (NYSE: MTW) today reported first-quarter 2015 sales of $752.1 million, an 11.5 percent decrease from $850.0 million in the first quarter of 2014.
On a GAAP basis, the company reported a net loss of $8.4 million, or $0.06 per diluted share, in the first-quarter 2015 versus a net loss of $8.8 million, or $0.06 per diluted share, in the first quarter of 2014. First-quarter 2014 earnings were net of $25.3 million of costs associated with refinancing the company’s credit agreement. Excluding special items, the adjusted loss from continuing operations was $6.3 million, or $0.05 per diluted share, in the first quarter of 2015, versus adjusted earnings from continuing operations of $23.7 million, or $0.17 per diluted share, in the first quarter of 2014. Adjustments to GAAP results include certain items management considers in evaluating operating performance in each period. A reconciliation of GAAP net earnings to net earnings before special items for the quarter is provided later in this press release.
“We remain confronted with a challenging operating environment, in spite of positive indicators in certain areas of the business. While our first-quarter results for Cranes were largely in-line with our expectations and historical seasonality, Foodservice was negatively impacted by under-performance in our KitchenCare business amplified by reduced capex spending by large chains,” commented Glen E. Tellock, Manitowoc’s chairman and chief executive officer. “We have taken decisive, corrective actions to improve execution within Foodservice, and continue to focus on the areas within our control to drive growth as market conditions recover. Although our results for the first quarter were disappointing, we are confident in our revised full-year 2015 expectations as we anticipate improving performance moving forward, particularly in the second half of the year.”
Foodservice Segment Results
First-quarter 2015 net sales in Foodservice totaled $345.4 million, which produced operating earnings of $33.0 million and an operating margin of 9.6 percent. This compares to first-quarter 2014 net sales of $383.3 million and operating earnings of $57.9 million that generated an operating margin of 15.1 percent. The year-over-year sales, earnings, and margin declines resulted from two strong chain-related rollouts that benefited Foodservice in 2014, reduced capex spending by large restaurant chains, and unfavorable foreign exchange impacts. In addition, 2015 operating margins were hampered by higher start-up costs for KitchenCare.
“While Foodservice results during the quarter were exacerbated by both macro and internal factors, we did see a few bright spots, including strong demand for our Convotherm 4 ovens and MerryChef e2 ovens,” Tellock stated. “As innovation remains a top priority, we were excited by the launch of our new global refrigeration line, which created considerable industry interest at the North American Association of Food Equipment Manufacturers (NAFEM) trade show in February. While we reduced our top-line 2015 expectations for Foodservice earlier this month, we feel strongly that we will be able to achieve our full-year margin expectations as we identify and implement greater efficiencies throughout the business and deliver improving results in the second half of the year.”
Crane Segment Results
First-quarter 2015 net sales in Cranes were $406.7 million, versus $466.7 million in the first quarter of 2014. The decline in sales was primarily due to lower boom truck and rough-terrain revenues and the negative impact of foreign currency exchange rates between the Euro and US dollar.
Cranes operating earnings for the first quarter of 2015 were $9.7 million, down from $22.6 million in the same period last year. This resulted in an operating margin of 2.4 percent for the first quarter of 2015 versus 4.8 percent for the first quarter of 2014. First-quarter 2015 margins were affected by lower production volumes and pricing pressure amplified by currency headwinds that were partially offset by ongoing operational efficiencies and cost reductions.
Cranes backlog totaled $770 million as of March 31, 2015, an increase of $32 million, or 4.3 percent, from the fourth-quarter 2014 and a decrease of 8.6 percent from the prior-year period. First-quarter 2015 orders of $439 million decreased from $686 million and $733 million in the fourth quarter of 2014 and the first quarter of 2014, respectively, representing a 1.1 times book-to-bill. First-quarter 2014 orders included approximately $200 million of Variable Position Counterweight (VPC) crawler cranes for delivery in the second half of 2015.

“During the quarter, we witnessed pockets of strength in certain product categories, including all-terrain market share growth, as well as year-over-year growth in the Middle East and Asia/Pacific regions. However, global weakness continued to negatively impact our rough-terrain and boom truck markets,” continued Tellock. “In spite of the challenging market conditions, we have not wavered in our commitment to improve the agility of our business, which led to a significant reduction in working capital and free cash flow improvements during the quarter. In addition, we were pleased to see our technological leadership in the market place validated by the ITC’s recent final determination that underscored the clear differentiation of our patented Variable Position Counterweight technology. We anticipate an improving second half will enable us to reach our full-year expectations for the business, in spite of lackluster market conditions.”
Cash Flow
Cash flow from operating activities of continuing operations in the first quarter of 2015 was a use of $135.6 million, driven by seasonal working capital requirements that were partially offset by improved inventory levels within the Crane business. First-quarter capital expenditures totaled $11.7 million.
2015 Guidance
For the full-year 2015, Manitowoc reiterates its previously updated guidance on April 16, 2015 and expects:
■ Crane revenue - mid single-digit percentage decline
■ Crane operating margins - high single-digit percentage
■ Foodservice revenue - approximately flat
■ Foodservice operating margins - improving mid-teens percentage
■ Capital expenditures - approximately $85 million
■ Depreciation & amortization - approximately $110 million
■ Interest expense - approximately $80 million
■ Amortization of deferred financing fees - approximately $4 million
■ Total leverage - below 3x debt-to-EBITDA
■ Effective tax rate - mid-to-high 20 percent range

Manitowoc remains on track regarding the separation of its Cranes and Foodservice businesses, which is anticipated to occur during the first quarter of 2016. During the latest quarter, Manitowoc incurred $1.5 million of expenses related to this initiative. The company expects that its total pre-tax separation costs could aggregate $130 to $140 million, including consulting and other professional fees, breakage costs, and financing fees.

Investor Conference Call
On April 30 at 10:00 a.m. ET (9:00 a.m. CT), Manitowoc’s senior management will discuss its first-quarter results during an investor conference call. All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Manitowoc’s Web site at http://www.manitowoc.com. A replay of the conference call will also be available at the same location on the Web site.

About The Manitowoc Company, Inc.
Founded in 1902, The Manitowoc Company, Inc. is a multi-industry, capital goods manufacturer with 92 manufacturing, distribution, and service facilities in 25 countries. The company is recognized globally as one of the premier innovators and providers of crawler cranes, tower cranes, and mobile cranes for the heavy construction industry. Manitowoc is also one of the world’s leading innovators and manufacturers of commercial foodservice equipment, which includes 24 market-leading brands of hot- and cold-focused equipment. In addition, both segments are complemented by a slate of industry-leading product support services. In 2014, Manitowoc’s revenues totaled $3.9 billion, with approximately half of these revenues generated outside of the United States.
Forward-looking Statements
This press release includes "forward-looking statements" intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as "intends," "expects," "anticipates," "targets," "estimates," and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	unanticipated changes in revenues, margins, costs, and capital expenditures;

•	the ability to significantly improve profitability;

•	the ability to direct resources to those areas that will deliver the highest returns;

•	uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;

•	the ability to focus on the customer, new technologies, and innovation;

•	the ability to focus and capitalize on product quality and reliability;

•	the ability to increase operational efficiencies across each of Manitowoc’s business segments and to capitalize on those efficiencies;

•	the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;

•	the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;

•	the ability to convert order and order activity into sales and the timing of those sales;

•	pressure of financing leverage;

•	matters impacting the successful and timely implementation of ERP systems;

•	foreign currency fluctuations and their impact on reported results and hedges in place with Manitowoc;

•	changes in raw material and commodity prices;

•	unexpected issues associated with the quality of materials and components sourced from third parties and the resolution of those issues;

•	unexpected issues associated with the availability and viability of suppliers;

•	the risks associated with growth;

•	geographic factors and political and economic conditions and risks;

•	actions of competitors;

•	changes in economic or industry conditions generally or in the markets served by Manitowoc;

•
unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment; changes in demand for lifting equipment and foodservice equipment in emerging economies, and changes in demand for used lifting equipment and foodservice equipment;

•	global expansion of customers;

•	the replacement cycle of technologically obsolete cranes;

•	the ability of Manitowoc's customers to receive financing;

•	unexpected issues and costs related to the launch and ongoing operations of KitchenCare;

•	changes in capital expenditures and growth plans by large foodservice chains;

•	unexpected issues associated with Manitowoc’s ability to identify and implement greater efficiencies throughout the foodservice segment during the year;

•
foodservice equipment replacement cycles in national accounts and global chains, including unanticipated issues associated with refresh/renovation plans by national restaurant accounts and global chains;

•	efficiencies and capacity utilization of facilities;

•
issues relating to the ability to timely and effectively execute on manufacturing strategies, including issues relating to new plant start-ups, plant closings, and/or consolidations of existing facilities and operations;

•	issues related to workforce reductions and subsequent rehiring;

•	work stoppages, labor negotiations, labor rates, and temporary labor costs;

•	government approval and funding of projects and the effect of government-related issues or developments;

•	the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, joint ventures, and other strategic alternatives;

•	realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies, and options;

•	unanticipated issues affecting the effective tax rate for the year;

•	unanticipated changes in the capital and financial markets;

•	risks related to actions of activist shareholders;

•	changes in laws throughout the world;

•	natural disasters disrupting commerce in one or more regions of the world;

•	risks associated with data security and technological systems and protections;

•	acts of terrorism; and

•	risks and other factors cited in Manitowoc's filings with the United States Securities and Exchange Commission.
Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
For more information:
Carl J. Laurino
Senior Vice President & Chief Financial Officer
920-652-1720

THE MANITOWOC COMPANY, INC.
Unaudited Consolidated Financial Information
For the Three Months Ended March 31, 2015 and 2014
(In millions, except share data)
INCOME STATEMENT

	Three Months Ended March 31,
	2015	2014
Net sales	$752.1	$850.0
Cost of sales	569.6	624.3
Gross profit	182.5	225.7
Engineering, selling and administrative expenses	158.6	161.3
Restructuring expense	1.1	2.0
Separation expense	1.5	—
Amortization expense	8.6	8.8
Operating earnings	12.7	53.6
Amortization of deferred financing fees	(1.1)	(1.2)
Interest expense	(23.6)	(19.3)
Loss on debt extinguishment	—	(25.3)
Other income - net	2.5	0.8
(Loss) earnings from continuing operations before taxes on income	(9.5)	8.6
(Benefit) provision for taxes on income	(1.2)	2.6
(Loss) earnings from continuing operations	(8.3)	6.0
Discontinued operations:
Loss from discontinued operations, net of income taxes	(0.1)	(1.0)
Loss on sale of discontinued operations, net of income taxes	—	(9.9)
Net loss	(8.4)	(4.9)
Less: net earnings attributable to noncontrolling interests	—	3.9
Net loss attributable to Manitowoc	$(8.4)	$(8.8)
Amounts attributable to the Manitowoc common shareholders:
(Loss) earnings from continuing operations	$(8.3)	$1.7
Loss from discontinued operations, net of income taxes	(0.1)	(0.6)
Loss on sale of discontinued operations, net of income taxes	—	(9.9)
Net loss attributable to Manitowoc	$(8.4)	$(8.8)
BASIC EARNINGS (LOSS) PER SHARE:
(Loss) earnings from continuing operations attributable to the Manitowoc common shareholders, net of income taxes	$(0.06)	$0.01
Loss from discontinued operations attributable to the Manitowoc common shareholders, net of income taxes	—	—
Loss on sale of discontinued operations attributable to the Manitowoc common shareholders, net of income taxes	—	(0.07)
BASIC LOSS PER SHARE	$(0.06)	$(0.07)
DILUTED EARNINGS (LOSS) PER SHARE:
(Loss) earnings from continuing operations attributable to the Manitowoc common shareholders, net of income taxes	$(0.06)	$0.01
Loss from discontinued operations attributable to the Manitowoc common shareholders, net of income taxes	—	—
Loss on sale of discontinued operations attributable to the Manitowoc common shareholders, net of income taxes	—	(0.07)
DILUTED LOSS PER SHARE	$(0.06)	$(0.06)
AVERAGE SHARES OUTSTANDING:
Average Shares Outstanding - Basic	135,641,914	134,187,169
Average Shares Outstanding - Diluted	135,641,914	137,047,710

SEGMENT SUMMARY

	Three Months Ended March 31,
	2015	2014
Net sales from continuing operations:
Cranes and related products	$406.7	$466.7
Foodservice equipment	345.4	383.3
Total	$752.1	$850.0
Operating earnings (loss) from continuing operations:
Cranes and related products	$9.7	$22.6
Foodservice equipment	33.0	57.9
General corporate expense	(18.8)	(16.1)
Restructuring expense	(1.1)	(2.0)
Separation expense	(1.5)	—
Amortization	(8.6)	(8.8)
Total	$12.7	$53.6

THE MANITOWOC COMPANY, INC.
Unaudited Consolidated Financial Information
For the Three Months Ended March 31, 2015 and 2014
(In millions)

BALANCE SHEET

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and temporary investments	$68.2	$68.0
Restricted cash	23.4	23.7
Accounts receivable - net	236.4	227.4
Inventories - net	694.9	644.5
Deferred income taxes	69.9	71.3
Other current assets	158.4	151.2
Total current assets	1,251.2	1,186.1
Property, plant and equipment - net	566.0	591.0
Intangible assets - net	1,877.0	1,912.8
Other long-term assets	122.7	126.7
TOTAL ASSETS	$3,816.9	$3,816.6
LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$741.0	$807.4
Short-term borrowings	66.5	80.3
Customer advances	28.5	21.3
Product warranties	72.5	77.7
Product liabilities	25.9	24.6
Total current liabilities	934.4	1,011.3
Long-term debt	1,607.7	1,443.2
Other non-current liabilities	516.0	538.0
Stockholders’ equity	758.8	824.1
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$3,816.9	$3,816.6

CASH FLOW SUMMARY

	Three Months Ended March 31,
	2015	2014
Net loss attributable to Manitowoc	$(8.4)	$(8.8)
Non-cash adjustments	34.4	42.5
Changes in operating assets and liabilities	(161.6)	(298.3)
Net cash used for operating activities of continuing operations	(135.6)	(264.6)
Net cash used for operating activities of discontinued operations	(0.1)	(6.8)
Net cash used for operating activities	(135.7)	(271.4)
Capital expenditures	(11.7)	(16.7)
Restricted cash	—	(13.2)
Proceeds from sale of fixed assets	2.0	1.0
Proceeds from borrowings - net	153.1	323.9
Payments on receivable financing - net	(5.5)	(7.2)
Stock options exercised	3.4	19.9
Debt issuance costs	—	(4.9)
Net cash used for financing activities of discontinued operations	—	(7.2)
Effect of exchange rate changes on cash	(5.4)	(0.3)
Net increase in cash and temporary investments	$0.2	$23.9

Adjusted EBITDA

The company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, and amortization, plus certain items such as pro-forma acquisition results and the addback of certain restructuring charges, that are adjustments per the credit agreement definition. The company’s trailing twelve-month Adjusted EBITDA for covenant compliance purposes as of March 31, 2015 was $394.1 million. The reconciliation of net income attributable to Manitowoc to Adjusted EBITDA is as follows (in millions):

Net income attributable to Manitowoc	$144.9
Loss from discontinued operations	0.5
Loss on sale of discontinued operations	1.1
Depreciation and amortization	105.9
Interest expense and amortization of deferred financing fees	102.6
Costs due to early extinguishment of debt	0.2
Restructuring expense	8.1
Separation expense	1.5
Income taxes	4.8
Pension and post-retirement	12.4
Stock-based compensation	13.3
Other	(1.2)
Adjusted EBITDA	$394.1

GAAP Reconciliation

In this release, the company refers to various non-GAAP measures. We believe that these measures are helpful to investors in assessing the company’s ongoing performance of its underlying businesses before the impact of special items. In addition, these non-GAAP measures provide a comparison to commonly used financial metrics within the professional investing community which do not include special items. Earnings and earnings per share before special items reconcile to earnings presented according to GAAP as follows (in millions, except per share data):

	Three Months Ended March 31,
	2015	2014
Net loss attributable to Manitowoc	$(8.4)	$(8.8)
Special items, net of tax:
Loss from discontinued operations	0.1	0.6
Loss on sale of discontinued operations	—	9.9
Early extinguishment of debt	—	16.4
Restructuring expense	0.7	1.3
Separation expense	1.3	—
Forgiveness of loan to Manitowoc Dong Yue	—	4.3
Net (loss) earnings before special items	$(6.3)	$23.7

Diluted loss per share	$(0.06)	$(0.06)
Special items, net of tax:
Loss from discontinued operations	—	—
Loss on sale of discontinued operations	—	0.07
Early extinguishment of debt	—	0.12
Restructuring expense	0.01	0.01
Separation expense	0.01	—
Forgiveness of loan to Manitowoc Dong Yue	—	0.03
Diluted (loss) earnings per share before special items	$(0.05)	$0.17